                                                                   Exhibit 10.25

                               ADVISORY AGREEMENT

         THIS AGREEMENT (the "AGREEMENT"),  dated as of November 1, 2005, by and
between  Health  Benefits  Direct  Corporation,   a  Delaware  corporation  (the
"COMPANY"), and Warren V. Musser (the "ADVISOR").

                              W I T N E S S E T H:

         WHEREAS,  the  Company  desires to retain the  Advisor  and the Advisor desires to be  retained  by the  Company  pursuant  to the terms and  conditions hereinafter set forth.

         NOW,  THEREFORE,  in  consideration  of the  foregoing  and the  mutual promises and covenants herein contained, it is hereby agreed as follows:

        Section 1.      RETENTION.

                (a)     The   Company   hereby   retains   the   Advisor  on  an
non-exclusive  basis  to  perform  the  services  set  forth  in  Section  1(b), commencing on the date hereof, and the Advisor hereby accepts such retention and shall perform for the Company the duties described herein, faithfully and to the best of his ability.

                (b)     The  Advisor  shall  serve as a business  advisor to the
Company and render such advice and services to the Company as may be  reasonably requested by the Company including, without limitation,  introducing the Company to prospective equity investors.

        Section 2.      COMPENSATION.

                (a)     In consideration of the Advisor  introducing the Company
to certain potential  providers of an equity financing (the "EQUITY  FINANCING")
which the Company closes,  the Company shall pay the Advisor a fee consisting of
(i) cash in an  amount  equal  to four  percent  (4%) of the  total  gross  cash proceeds of the Equity  Financing  and (ii)  warrants to purchase such number of shares of the  Company's  common stock (the "COMMON  STOCK") as shall equal five percent  (5%) of the  shares of the  Common  Stock  issued or to be issued  upon conversion and/or exercise in the Equity Financing on a post-financing basis, at an exercise  price equal to $1.50 per share,  exercisable,  in whole or in part, during the five (5) year period commencing on the issuance date of such warrants
(the "WARRANT Fee"). The Warrant Fee, at the option of the Advisor,  may be paid for in cash or by an exchange as a "cashless  exercise."  The Advisor will limit his activities described in this Section 2 to making  introductions  between the
Company and individuals  that may be interested in investing in the Company.  In this role,  the Advisor will not solicit such  individuals to make an investment in the  Company,  make any  recommendations  to such  individuals  regarding  an investment  in the Company,  or provide  any  analysis  or advice  regarding  an investment in the Company to such individuals.

                (b)     The Company shall not pay to the Advisor any retainer.

                (c)     Except as otherwise provided for herein:

                        (i)     All fees due to the Advisor hereunder shall have
no offsets,  are  non-refundable,  non-cancelable and shall be free and clear of any and all encumbrances.

                        (ii)    All cash fees due the Advisor hereunder shall be
paid  to  the  Advisor   immediately   upon  closing  of  any  Equity  Financing
(collectively,  the "FEE TRANSACTION") by wire transfer of immediately available funds from the  proceeds  of the Fee  Transaction,  either  directly or from the formal  or  informal  escrow  arrangement  established  for the Fee  Transaction
(collectively,  the  "CLOSING  AGENT"),  pursuant to the written  wire  transfer instructions of the Advisor provided to the Closing Agent.

                        (iii)   All  securities  fees due the Advisor  hereunder
shall be made via DTC or the  DWAC  system,  or by  certified  certificates,  as applicable,  and  shall be  delivered  to the  Advisor  from the  Closing  Agent immediately upon closing of any Fee Transaction.

                        (iv)    All  securities  fees due the Advisor  hereunder
shall  be duly  issued,  fully-paid  (exclusive  of  warrants  or  options)  and non-assessable and shall be in the same form, with the same terms and conditions as the securities provided to the Company pursuant to any Fee Transaction.

                        (v)     The Company  authorizes  and directs the Closing
Agent to  distribute  directly  or from  escrow any and all fees due the Advisor hereunder.  The  Company  agrees  that such fees and the manner of  payment  and delivery as herein  provided shall be included in the  documentation  of any Fee
Transaction.

        Section  3.     EXPENSES.  The Company  shall  reimburse the Advisor for
all out-of-pocket expenses incurred by the Advisor in connection with his duties hereunder,  including but not limited to the Advisor's due diligence  activities with respect to the  Company.  Any such  expenses  shall be evidenced by written documentation  prior to  reimbursement  and shall not  exceed  fifteen  thousand dollars ($15,000) in the aggregate. Reimbursement by the Company to the Advisor, or to any third party  designated by the Advisor,  will be made immediately upon closing of any Fee  Transaction by wire transfer of immediately  available funds from the proceeds of the Fee Transaction pursuant to wire instructions  provided to the Company by the Advisor.

        Section 4.      TERMINATION.  Either party may terminate  this Agreement
at any time for any reason or no reason;  PROVIDED,  HOWEVER,  that the  Company shall not terminate, cancel or rescind any agreements, term sheets or letters of intent  pursuant  to any  Equity  Financing  unless  such  cancellation  is made pursuant  to  pertinent  "out  clauses"  of those  respective  documents  ("JUST
CAUSE"). In the event the Company elects not to proceed with an Equity Financing that was  facilitated  by the  Advisor  without  Just Cause,  the Company  shall immediately  pay to the  Advisor a  termination  fee equal to the greater of (a)
$50,000 or (b) fifty  percent  (50%) of the total fees that would have been paid to the Advisor had the transaction been effected.

        Section 5.      CONFIDENTIAL INFORMATION. The Advisor agrees that during
and after the term of this Agreement, it will keep in strictest confidence,  and will not disclose or make  accessible  to any other  person  without the written consent of the Company,  the Company's products,  services and technology,  both current and under development,  promotion and marketing  programs,  lists, trade secrets and other  confidential  and  proprietary  business  information  of the
Company or any of its clients and third parties including,  without  limitation,
Proprietary  Information  (as  defined in Section  6) (all of the  foregoing  is referred to herein as the  "CONFIDENTIAL  INFORMATION").  The Advisor agrees (a)
not to use any such Confidential  Information for himself or others; and (b) not to take any such material or reproductions thereof from the Company's facilities at any time except,  in each case, as required in connection  with the Advisor's duties  hereunder.  Notwithstanding  the  foregoing,  the parties agree that the
Advisor is free to use (a) information in the public domain not as a result of a breach of this Agreement,  (b) information  lawfully received form a third party who had the  right  to  disclose  such  information  and (c) the  Advisor's  own independent skill, knowledge,  know-how and experience to whatever extent and in whatever way it wishes,  in each case  consistent  with his  obligations  as the
Advisor and that,  at all times,  the  Advisor is free to conduct  any  research relating to the Company's business.

        Section 6.      OWNERSHIP OF PROPRIETARY INFORMATION. The Advisor agrees
that all  information  that has been  created,  discovered  or  developed by the
Company,  its  subsidiaries,  affiliates,  licensors,  licensees,  successors or
assigns  (collectively,   the  "AFFILIATES")  (including,   without  limitation,
information  relating to the  development  of the  Company's  business  created, discovered, developed by the Company or any of its affiliates during the term of this Agreement, and information relating to the Company's customers,  suppliers, advisors,  and licensees)  and/or in which property rights have been assigned or otherwise conveyed to the Company or the Affiliates,  shall be the sole property of the  Company  or the  Affiliates,  as  applicable,  and  the  Company  or the
Affiliates,  as the  case  may be,  shall  be the  sole  owner  of all  patents,
copyrights  and  other  rights  in  connection  therewith,   including,  without
limitation,  the right to make  application  for statutory  protection.  All the aforementioned  information is hereinafter called "PROPRIETARY  INFORMATION." By way of illustration, but not limitation,  Proprietary Information includes trade secrets, processes, discoveries,  structures,  inventions, designs, ideas, works
of  authorship,   copyrightable   works,   trademarks,   copyrights,   formulas,
improvements,  inventions, product concepts, techniques, marketing plans, merger and acquisition targets, strategies,  forecasts,  blueprints, sketches, records, notes,  devices,  drawings,  customer lists, patent  applications,  continuation
applications,   continuation-in-part  applications,  file  wrapper  continuation applications  and divisional  applications  and information  about the Company's
Affiliates,  its employees and/or advisors (including,  without limitation,  the compensation,  job  responsibility  and job performance of such employees and/or
advisors).   All  original   content,   proprietary   information,   trademarks,
copyrights,  patents or other intellectual  property created by the Advisor that does not include any specific information relative to the Company's  proprietary information, shall be the sole and exclusive property of the Advisor.

        Section 7.      INDEMNIFICATION.   The  Company   represents   that  all
materials provided or to be provided to the Advisor or any third party regarding the  Company's  financial  affairs or  operations  are and shall be truthful and accurate  and in  compliance  with  any and all  applicable  federal  and  state securities  laws.  The Company agrees to indemnify and hold harmless the Advisor and his  advisors,  professionals  and  affiliates,  the  respective  directors, officers,  partners,  members,  managers,  agents and  employees  and each other person,  if any,  controlling  the Advisor or any of his  affiliates to the full extent lawful,  from and against all losses,  claims,  damages,  liabilities and
expenses   incurred  by  them   (including   reasonable   attorneys'   fees  and
disbursements)  that result from actions taken or omitted to be taken (including any untrue  statements made or any statement omitted to be made) by the Company, its agents or  employees  which  relate to the scope of this  Agreement  and the performance of the services by the Advisor contemplated  hereunder.  Each person or entity seeking indemnification hereunder shall promptly notify the Company of any loss,  claim,  damage or expense  for which the  Company  may become  liable pursuant to this Section 7. No party shall pay, settle or acknowledge  liability under any such claim  without  consent of the party liable for  indemnification, and shall permit the Company a  reasonable  opportunity  to cure any  underlying problem  or  to  mitigate  actual  or  potential  damages.  The  scope  of  this indemnification  between the  Advisor  and the Company  shall be limited to, and pertain only to certain  transactions  contemplated  or entered into pursuant to this  Agreement.  The Company shall have the opportunity to defend any claim for which it may be liable  hereunder,  provided it notifies the party  claiming the right to  indemnification  in writing  within fifteen (15) days of notice of the claim.  The rights stated pursuant to this Section 7 shall be in addition to any rights that the Advisor,  or any other person  entitled to  indemnification  may have in common law or  otherwise,  including,  but not  limited to, any right to contribution.

        Section 8.      NOTICES. Any notice or other communication under this Agreement shall be in writing  and shall be deemed to have been duly given:  (a) upon  facsimile transmission  (with  written  transmission  confirmation  report)  at the number designated below; (b) when delivered  personally against receipt therefore;  (c)
one day after being sent by Federal Express or similar  overnight  delivery;  or
(d) five (5) business  days after being  mailed  registered  or certified  mail, postage  prepaid.  The addresses for such  communications  shall be as set forth below or to such other address as a party shall give by notice  hereunder to the other party to this Agreement.

                        If to the Company:

                        Health Benefits Direct Corporation
                        2900 Gateway Drive
                        Pompano Beach, Florida 33069
                        Telephone:  (954) 944-4447
                        Telecopy:    (954) 691-4010
                        Attention: Mr. Scott Frohman, Chief Executive Officer

                        If to the Advisor:

                        Warren V. Musser
                        435 Devon Park Drive, Suite 500
                        Wayne, PA 19087
                        Telephone: 610-975-4910
                        Telecopy: 610-975-4911
                        Attention: Mr. Warren V. Musser

        Section 9.      STATUS OF ADVISOR.  The Advisor shall be deemed to be an
independent  contractor and, except as expressly  provided or authorized in this
Agreement,  shall have no  authority  to act for on behalf of or  represent  the
Company. This Agreement does not create a partnership or joint venture.

        Section 10.     OTHER ACTIVITIES OF ADVISOR. The Company recognizes that
the Advisor now renders and may continue to render consulting and other services to other companies that may or may not conduct  business and activities  similar to those of the  Company.  The Advisor  shall not be required to devote his full time and attention to the  performance of his duties under this  Agreement,  but shall devote only so much of his time and  attention as it deems  reasonable  or necessary for such purposes.

        Section 11.     SUCCESSORS  AND ASSIGNS.  This  Agreement and all of the
provisions  hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement and any of the rights,  interests or  obligations  hereunder  may be assigned by the
Advisor without the prior written consent of the Company. This Agreement and any of the rights,  interests or  obligations  hereunder  may not be assigned by the
Company  without the prior written  consent of the Advisor,  which consent shall not be unreasonably withheld.

        Section 12.     SEVERABILITY  OF  PROVISIONS.  If any  provision of this
Agreement shall be declared by a court of competent  jurisdiction to be invalid, illegal  or  incapable  of being  enforced  in whole or in part,  the  remaining conditions and provisions or portions thereof shall nevertheless  remain in full force and  effect  and  enforceable  to the  extent  they are  valid,  legal and enforceable,  and no provision shall be deemed dependent upon any other covenant or provision unless so expressed herein.

        Section 13.     ENTIRE AGREEMENT;  MODIFICATION. This Agreement contains
the entire agreement of the parties  relating to the subject matter hereof,  and the  parties  hereto  have made no  agreements,  representations  or  warranties relating to the subject matter of this Agreement which are not set forth herein.
No amendment or  modification  of this  Agreement  shall be valid unless made in writing and signed by each of the parties hereto.

        Section  14.    NON-WAIVER.  The failure of any party to insist upon the
strict  performance  of any of the  terms,  conditions  and  provisions  of this
Agreement  shall  not be  construed  as a waiver  or  relinquishment  of  future compliance therewith; and the said terms, conditions and provisions shall remain in full force and effect.  No waiver of any term or condition of this  Agreement on the part of any party shall be effective  for any purpose  whatsoever  unless such waiver is in writing and signed by such party.

        Section 15.     REMEDIES  FOR  BREACH.   The  Advisor  and  the  Company
mutually agree that any breach of Sections 2, 4, 5, 6, or 7 of this Agreement by the  Advisor or the  Company  may cause  irreparable  damage to the other  party and/or their  affiliates,  and that monetary damages alone would not be adequate and,  in the event of such breach or threat of breach,  the damaged  party shall have,  in addition  to any and all  remedies at law and without the posting of a bond or other  security,  the right to an  injunction,  specific  performance or other equitable  relief  necessary to prevent or redress the violation of either party's obligations under such Sections.  In the event that an actual proceeding is brought in equity to enforce such  Sections,  the  offending  party shall not urge as a defense that there is an adequate  remedy at law nor shall the damaged party be prevented  from seeking any other remedies that may be available to it.
The  defaulting  party shall pay all  attorneys'  fees and costs incurred by the other party in enforcing this Agreement.

        Section 16.     GOVERNING LAW. The parties hereto  acknowledge  that the
transactions  contemplated  by this Agreement bear a reasonable  relation to the
Commonwealth of Pennsylvania. This Agreement shall be governed by, and construed and  interpreted in accordance  with, the internal laws of the  Commonwealth  of
Pennsylvania without regard to such state's principles of conflicts of laws. The parties  irrevocably  and  unconditionally  agree  that the  exclusive  place of jurisdiction  for any action,  suit or proceeding  ("ACTIONS")  relating to this
Agreement  shall be in the state and/or federal courts situate in the county and state of Pennsylvania.  Each party  irrevocably and  unconditionally  waives any objection  it may have to the venue of any Action  brought in such  courts or to the  convenience  of the  forum.  Final  judgment  in any such  Action  shall be conclusive and may be enforced in other jurisdictions by suit on the judgment, a certified or true copy of which shall be conclusive evidence of the fact and the amount of any indebtedness or liability of any party therein described.  Service of  process  in any  Action by any  party  may be made by  serving a copy of the summons  and  complaint,  in  addition  to  any  other  relevant  documents,  by commercial  overnight  courier to any other party at their  address set forth in this Agreement.

        Section 17.     HEADINGS.  The headings of the Sections are inserted for
convenience  of reference only and shall not affect any  interpretation  of this
Agreement.

        Section  18.    COUNTERPARTS.   This   Agreement   may  be  executed  in
counterpart  signatures,  each of which shall be deemed an original,  but all of which,  when taken together,  shall constitute one and the same  instrument,  it being  understood that both parties need not sign the same  counterpart.  In the event that any signature is delivered by facsimile transmission,  such signature shall create a valid and binding  obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

                      [Signature Page Immediately Follows]

         IN WITNESS WHEREOF,  the parties hereto have executed this Agreement as of the day and year first written above.

                                         HEALTH BENEFITS DIRECT CORPORATION

                                         By: /s/ Scott Frohman
                                             -----------------------------------
                                             Name:  Scott Frohman
                                             Title: CEO

                                         /s/ Warren V. Musser
                                         ---------------------------------------
                                         Warren V. Musser

                                            SIGNATURE PAGE TO ADVISORY AGREEMENT